SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|     Preliminary proxy statement.
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).
|_|     Definitive proxy statement.
|_|     Definitive additional materials.
|_|     Soliciting material pursuant to Rule 14a-12.

                               THE WESTWOOD FUNDS
                               ------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        |X|     No fee required.

        |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                (1) Title of each class of securities to which transaction applies: N/A

                (2) Aggregate number of securities to which transaction
                    applies: N/A

                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

                (4) Proposed maximum aggregate value of transaction: N/A

                (5) Total fee paid: $0

        |_|     Fee paid previously with preliminary materials.

        |_|     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1) Amount Previously Paid: N/A

                (2) Form, Schedule or Registration Statement No.: N/A

                (3) Filing Party: N/A

                (4) Date Filed: N/A

                               THE WESTWOOD FUNDS
                                  (THE "TRUST")
                              WESTWOOD REALTY FUND
                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580

                                                                  April __, 2005

Dear Shareholder:

      Enclosed is a notice and a proxy statement concerning a special meeting of shareholders of the Westwood Realty Fund (the "Fund"). This proposal is very important. The matter you are being asked to vote on is the approval of a change in the investment objective of the Fund. The proposal is described more fully in the enclosed proxy statement. The Board of Trustees of the Trust (the "Trustees") has reviewed this proposal and recommends that you approve it after you carefully study the enclosed materials. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or by following the instructions located on your proxy card to vote via the Internet or touch-tone telephone.

Q.    What is the proposal about?

A. The Trustees of the Fund have determined that it is in the best interests of the Fund to proactively change the Fund's orientation to an income-oriented strategy and to enable the Fund to hold significant positions in securities other than real estate investment trusts ("REITs"). To this end, the Trustees have approved, and are recommending to shareholders for their approval, a change in the investment objective of the Fund to remove its requirement that the Fund invest primarily in companies that are engaged in real estate and replace it with a requirement that the Fund invest primarily in income producing equity and fixed income securities. At the same time, the Fund's objective would change from one of seeking to provide long-term capital appreciation and current income to an objective of providing a high level of current income as well as long-term capital appreciation. If the proposal is approved by shareholders, then the Fund would implement certain other changes in its investment policies and strategies as described herein as well as change its name to the "Westwood Alternative Real Income Fund."

Remember - Your Vote Counts!

Your vote is extremely important, even if you only own a few shares. Voting promptly is also important. If we do not receive enough votes, we will have to send additional mailings or resolicit shareholders, which can be very costly and time consuming and which may delay the shareholder meeting. You may receive a reminder call to return your proxy from _________________, a proxy solicitation firm retained by the Trust in connection with the Meeting, or from a representative from the Trust's investment adviser or its affiliates.

Now you can use the Internet or your touch-tone telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, touch-tone telephone or Internet.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy statement matters, please call us toll-free at
(800) GABELLI (800-422-3554).

                                                         Sincerely,


                                                         Bruce N. Alpert
                                                         President

--------------------------------------------------------------------------------

                               THE WESTWOOD FUNDS
                                  (THE "TRUST")
                              WESTWOOD REALTY FUND
                                  (THE "FUND")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 19, 2005

--------------------------------------------------------------------------------

                                                            One Corporate Center
                                                             Rye, New York 10580
                                                                   (800) GABELLI
                                                                  (800-422-3554)

A Special Meeting of Shareholders of the Fund will be held at 9:00 a.m. on May 19, 2005, at the offices of the Trust at One Corporate Center, Rye, New York 10580, for the following purpose, all of which are more fully described in the accompanying Proxy Statement:

1.    To approve a change in the investment objective of the Westwood Realty
      Fund.

2. To transact such other business as may properly come before the meeting and any adjourned session of the meeting.

Only shareholders of record at the close of business on April 15, 2005, are entitled to notice of, and to vote at, the meeting and any adjourned session.

                                       By Order of the Board of Trustees

                                       /s/ James E. McKee
                                       Secretary

                                       April __, 2005

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT WITHOUT REGARD TO THE NUMBER OF SHARES YOU OWN ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON, YOU CAN ALSO VOTE EASILY AND QUICKLY OVER THE INTERNET, BY TOUCH-TONE TELEPHONE, OR BY MAIL. IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO VOTE BY TOUCH-TONE TELEPHONE OR OVER THE INTERNET, FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU LATER DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOU MAY ALSO CHANGE YOUR VOTE AT ANY TIME PRIOR TO THE MEETING NO MATTER HOW YOU VOTED AS INDICATED IN THE ENCLOSED PROXY STATEMENT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

                               THE WESTWOOD FUNDS
                                  (THE "TRUST")
                              WESTWOOD REALTY FUND
                                  (THE "FUND")
                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580

                                 PROXY STATEMENT

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2005

                                  INTRODUCTION

      This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of the Trust on behalf of the Fund, for use at a Special Meeting of Shareholders to be held at the offices of the Trust at One Corporate Center, Rye, New York 10580, on May 19, 2005, at 9:00 a.m and at any adjournments thereof (the "Meeting"). Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail or telephone by officers and representatives of the Trust. The expenses in connection with preparing and mailing this statement and the material accompanying it, and the expenses associated with retaining a proxy solicitation firm will be paid by the Trust. The Trust has engaged ______________, a professional proxy solicitation firm, to assist in the solicitation of proxies for which they will be paid a fee of $_______ plus any related out-of-pocket expenses. This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about April ___, 2005. Additional information about the Trust is available by calling 800-422-3554. [Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a trust shareholder. If you need more copies of this Proxy Statement, please contact the Trust by calling 800-422-3544.] THE TRUST'S MOST RECENT PROSPECTUS AND ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING 800-422-3544.

      The outstanding voting shares of beneficial interest (the "Shares") of the Fund as of the close of business on April 19, 2005, consisted of the following shares (each whole Share being entitled to one vote and each fraction of a Share being entitled to a proportionate fraction of a vote):

              Class AAA:    ____ Shares.
              Class A:      ____ Shares.
              Class B:      ____ Shares.
              Class C:      ____ Shares.
              Class I:      ____ Shares.

Only shareholders of record at the close of business on April 19, 2005, are entitled to vote at the Meeting. Any shareholder may revoke his or her proxy at any time prior to the Meeting by (i) a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Trust at its principal executive office, One Corporate Center, Rye, New York 10580, and be received prior to the Meeting to be effective, (ii) voting another proxy of a later date if received prior to the Meeting, or (iii) personally casting his or her vote at the Meeting. If the Fund receives votes by telephone or through the Internet, they will use procedures reasonably designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

      Thirty percent (30%) of the outstanding Shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes (as described below) to approve the proposal are not received, the person named as Proxy Agent may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting or represented by proxy. When voting on a proposal to adjourn the Meeting, the Proxy Agent will consider whatever factors he or she deems relevant, which factors may include: the nature of the proposal that is proposed to be adjourned, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. For purposes of determining the presence of a quorum, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Since these Shares will be counted as present, but not as voting in favor of any proposal, such "broker non-votes" will have the same effect as if they had been cast against the proposal to change the investment objective of the Fund. "Broker non-votes" are Shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

      All proxies solicited by the Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.

      As of April 15, 2005, Gabelli Advisers Inc. (the "Adviser") was believed to possess voting power with respect to __________ (______%) of the outstanding shares of the Fund, in view of which such Shares could be deemed to be beneficially owned by the Adviser as of such date. However, the Adviser and its affiliates have advised the Trust that they intend to vote any Shares of the Fund over which they have voting power in favor of the proposal at the Meeting.

                            OVERVIEW OF THE PROPOSAL

      The Meeting is being called for the purposes set forth in the accompanying Notice.

PROPOSAL  -  TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE REALTY FUND.

Description and Risks of Proposal.

      The Proposal. At a meeting of the Trustees on February 15, 2005, the Trustees, including the Trustees who are not "interested persons of the Adviser" under the Investment Company Act of 1940 (the "1940 Act"), considered and unanimously approved, subject to approval by the shareholders, a proposal to change the Fund's investment objective as described below. The Fund's current investment objective is a fundamental policy that cannot be changed without shareholder approval. If this proposal is approved by shareholders, the new investment objective also will be a fundamental policy that cannot be changed without shareholder approval. The Fund's current and proposed investment objectives are set forth below:

          CURRENT INVESTMENT OBJECTIVE                          PROPOSED INVESTMENT OBJECTIVE
To provide long-term capital appreciation as well      To provide a high level of current income as well
as current income.  The Fund invests primarily in      as long-term capital appreciation.  The Fund
companies that are engaged in real estate.             invests primarily in income producing equity and
                                                       fixed income securities.

      In approving the proposal, the Trustees considered the recommendations of the Adviser and the Sub-Adviser that it would be prudent, at this time, to proactively change the investment orientation of the Fund to emphasize high current income over capital appreciation and to change the orientation of the Fund to an income-oriented strategy that may invest a significant portion of its assets in various types of income producing equity and fixed income securities, in addition to real estate investment trusts ("REITs"). In this regard, the Adviser and Sub-Adviser noted that REITs had performed extraordinarily well over the past few years and that REIT valuations now appeared to be high. The Adviser and Sub-Adviser stated their concern that, given the Fund's current investment parameters, they were constrained in diversifying the Fund's portfolio in a manner which the Adviser and Sub-Adviser now believe would be appropriate to help protect the Fund from a correction in the REIT market. The proposed change in the Fund's investment objectives is, therefore, part of a broader set of recommended changes in the Fund's investment policies and strategies, discussed below, which are designed to provide the Adviser and Sub-Adviser with the latitude to diversify the Fund's portfolio. If the proposed investment objective is approved by shareholders, the Fund may no longer be an appropriate investment for those shareholders who seek growth capital more than current income and a broad-based exposure to the real estate market without owning real estate directly.

      Additional Changes as a Result of the Proposal. If shareholders approve the proposed changes to the Fund's investment objective, the Fund's name will also be changed to the "Westwood Alternative Real Income Fund" and the Fund's principal investment policies, strategies and risks will be changed to reflect the reorientation of the Fund and the change in its investment objective. The principal investment policies and strategies of the Fund are not fundamental and, therefore may be changed without shareholder approval. The Trustees, however, will not change the name or the principal investment policies and strategies of the Fund at this time if the shareholders do not approve this proposal. As set forth in greater detail below, the principal change in the Fund's investment policies and strategies is to change the Fund's current requirement that it invest at least 80% of its net assets in REITs with a minimum market capitalization of $50 million to a requirement that the Fund invest at least 80% of its net assets in dividend paying and/or interest bearing securities. These securities may include REITs, but also may include many other types of securities as set forth below.

      The Fund's current and proposed principal investment strategies and risks are set forth below:

             CURRENT PRINCIPAL INVESTMENT                        PROPOSED PRINCIPAL INVESTMENT
                 STRATEGIES AND RISKS                                 STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES:                       PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at    Under normal market conditions, the Fund invests
least 80% of its net assets (which includes, for       at least 80% of its net assets (which includes,
purposes of this test, the amount of any borrowings    for purposes of this test, the amount of any
for investment purposes) in the securities of          borrowings for investment purposes) in
publicly traded REITs with a market capitalization     dividend-paying and/or interest bearing
(defined as shares outstanding times current market    securities.  The Fund's investments include
price) of a minimum of $50 million at the time of      dividend-paying common stocks, preferred stocks,
the Fund's initial investment.  A REIT is a pooled     convertible preferred stocks, selected debt
investment vehicle which invests primarily in income   instruments, publicly traded REITs, master limited
producing real estate or real estate loans or          partnerships, royalty trusts, money market
interests.  The Fund's investments include equity      instruments and other income producing securities.
REITs, mortgage REITs and hybrid REITs and other
equity securities engaged in real estate.              Westwood Management Corporation (the
                                                       "Sub-Adviser") invests in companies with strong
Westwood Management Corporation (the "Sub-Adviser")    and improving cash flow sufficient to support a
invests in REITs with attractive income and growth     healthy or rising level of income.  It uses
characteristics.  Securities considered for purchase   proprietary, fundamental research to find
have:                                                  appropriate securities for purchase.  Securities
                                                       considered for purchase have:

   o     attractive rankings based on the                 o     attractive fundamentals and valuations
         Sub-Adviser's database model                           based on the Sub-Adviser's internal
                                                                research
   o     assets in regions with favorable
         demographic trends                               o     issuers with strong management teams
                                                                and/or
   o     assets in sectors with attractive long-term
         fundamentals                                     o     issuers with good balance sheet
                                                                fundamentals
   o     issuers with strong management teams and/or

   o     issuers with good balance sheet fundamentals

                                                       The Sub-Adviser will consider selling a security
                                                       if fundamentals become unfavorable within the
The Sub-Adviser will consider selling a security if    issuer's internal operations or industry, there is
real estate supply-demand fundamentals become          limited growth opportunity, the issuer is at risk
unfavorable in the issuer's sector or region, there    of losing its competitive edge, the issuer is
is limited growth opportunity, the issuer is at risk   serving markets with slowing growth and/or the
of losing its competitive edge and/or the issuer is    level of income produced becomes unattractive or
serving markets with slowing growth.                   unsustainable.

PRINCIPAL RISKS:                                       PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes     The Fund's share price will fluctuate with changes
in the market value of the Fund's portfolio            in the market value of the Fund's portfolio
securities.  Stocks are subject to market, economic    securities and changes in prevailing interest
and business risks that cause their prices to          rates.  Stocks are subject to market, economic and
fluctuate.  The Fund is also subject to the risks      business risks that cause their prices to
associated with direct ownership of real estate.       fluctuate and may affect company cash flow such
Real estate values can fluctuate due to general and    that it is not sufficient to pay the indicated
local economic conditions, overbuilding or             dividend.  Equity securities, including common and
undersupply, changes in zoning and other laws and a    preferred stock as well as master limited
number of other factors.  An investor in the Fund is   partnership units, with higher current yields than
subject to the risk that the real estate industry      equity securities, in general, may be more
will underperform other industries or the stock        sensitive to fluctuations in prevailing interest
market generally.  Your investment in the Fund is      rates.  Investing in debt securities involves
not guaranteed and you could lose some or all of the   interest rate and credit risks.  When interest
amount you invested in the Fund.                       rates rise, the value of the portfolio's debt
                                                       securities generally declines.  The magnitude of
YOU MAY WANT TO INVEST IN THE FUND IF:                 the decline will often be greater for longer-term
                                                       debt securities than shorter-term debt
   o     you are a long-term investor                  securities.  It is also possible that the issuer
                                                       of a security will not be able to make interest
   o     you seek current income as well as growth     and principal payments when due.  Investing in
         of capital                                    certain types of debt securities involves
                                                       pre-payment risk.  Pre-payment risk is the risk
   o     you seek to invest in a market which does     that the Fund may experience losses when an issuer
         not correlate directly with other equity      exercises its right to pay principal on an
         markets                                       obligation held by the Fund (such as a
                                                       mortgage-backed security) earlier than expected.
   o     you seek broad-based exposure to the real     To the extent that the Fund's portfolio is
         estate market without owning real estate      invested in REITs, the Fund is also subject to the
         directly                                      risks associated with direct ownership of real
                                                       estate.  Real estate values can fluctuate due to
YOU MAY NOT WANT TO INVEST IN THE FUND IF:             general and local economic conditions,
                                                       overbuilding or undersupply, changes in zoning and
   o     you are conservative in your investment       other laws and a number of other factors.  Your
         approach                                      investment in the Fund is not guaranteed and you
                                                       could lose some or all of the amount you invested
   o     you seek stability of principal more than     in the Fund.
         growth of capital
                                                       YOU MAY WANT TO INVEST IN THE FUND IF:

                                                          o   You are a long-term investor

                                                          o   You seek a high level of current income
                                                              as well as growth of capital

                                                       YOU MAY NOT WANT TO INVEST IN THE FUND IF:

                                                          o   You seek growth of capital more than
                                                              current income

      The Fund's benchmark will be changed from the Russell 2000 Index and the NAREIT Composite REIT Index to the ["need a broad-based securities market index" (the "____")], which is considered a more appropriate index in light of the anticipated composition of the Fund's portfolio of securities. [described index.]

Board Recommendation.

      The Trustees, including the non-interested Trustees, have concluded that it is in the best interests of the Fund and its shareholders to modify the fundamental investment objective as set forth above, and recommends that shareholders vote FOR the proposal. If approved by shareholders, the change to the Fund's investment objective, as well as the changes to the Fund's investment policies and strategies discussed above, will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the Fund's shareholders, the Fund's current fundamental investment objective and investment policies and strategies discussed above will not change.

Required Vote.

      The affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the Fund is required for the approval of this proposal. Under the 1940 Act, the vote of the holders of a "majority of outstanding voting securities" means the vote of (l) the holders of 67% or more of the Shares of the Fund represented at the Meeting, if more than 50% of the Shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund, whichever is less.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

Information About the Adviser, Administrator and Distributor.

      Gabelli Advisers Inc., which is located at One Corporate Center, Rye, New York 10580, serves as the Trust's investment adviser and administrator. Westwood Management Corporation, which is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, serves as the Trust's sub-investment adviser. PFPC Inc., which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's sub-administrator. Gabelli & Company, Inc., which is located at One Corporate Center, Rye, New York 10580, serves as the Trust's distributor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of April 8, 2005, the Adviser held discretion over shares of the Fund as follows:

                                ______________%.

      As of April 8, 2005, the Trustees and officers as a group owned beneficially less than [1%] of the outstanding shares of the Fund.

      As of April 8, 2005, the following shareholders owned of record or beneficially 5% or more of the Fund's shares:

                 NAME AND ADDRESS                PERCENTAGE OF    NATURE OF OWNERSHIP
                                                     CLASS
Class AAA -    Charles Schwab & Co., Inc.            35.37%               [   ]
               Special Custody Account
               FBO Ben. of Custs.
               Attn:  Mutual Funds
               101 Montgomery Street
               San Francisco, CA  94104-4122

               TCTCO                                 5.24%                [   ]
               200 Crescent Court, Suite 1200
               Dallas, TX 75201-7853

Class A -      A.G. Edwards & Sons Inc.              93.70%               [   ]
               FBO G. Ann Uhlir
               1901 Highland Park
               Denton, TX 76205-6932

Class B -      National Investor Services FBO        91.69%               [   ]
               55 Water Street, 32nd Floor
               New York, NY  10041-0028

               Gabelli Asset Management Inc.         8.31%                [   ]
               Attn:  Chief Financial Officer
               One Corporation Center
               Rye, NY  10580-1442

Class C-       Raymond James & Assoc. Inc.           61.85%               [   ]
               FBO Runyon Scott
               880 Carillon Pkwy.
               St. Petersburg, FL 33716-1100

               Robert W. Baird & Co., Inc.           36.40%               [   ]
               777 East Wisconsin Avenue
               Milwaukee, WI  53202-5300

      The following table shows the nature, amount and percentage of Fund shares owned by each Trustee and principal executive officer, as of April 8, 2005:

                                              AMOUNT AND NATURE OF              PERCENT OF OWNERSHIP
      NAME OF TRUSTEE/OFFICER         BENEFICIAL OWNERSHIP/TITLE OF CLASS          IN THE FUND
    ---------------------------      -------------------------------------     --------------------
    DISINTERESTED TRUSTEES
    Anthony J. Colavita                [Name of Class]/[Amount - Nature]               [*]

    James P. Conn                      [Name of Class]/[Amount - Nature]               [*]

    Werner J. Roeder, M.D.             [Name of Class]/[Amount - Nature]               [*]

    Salvatore J. Zizza                 [Name of Class]/[Amount - Nature]               [*]

    INTERESTED TRUSTEE
    Karl Otto Pohl                     [Name of Class]/[Amount - Nature]               [*]

    PRINCIPAL EXECUTIVE OFFICER
    Bruce N. Alpert**                  [Name of Class]/[Amount - Nature]               [*]

*   Less than 1%.

** Mr. Alpert is President, Treasurer and Principal Executive and Financial Officer of the Trust.

OTHER MATTERS

      While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. The Trustees presently are not aware of any other matters that will come before the Meeting. If an event not now anticipated, or any other matters properly come before the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the Proxy Agents named therein, or their substitutes, present and acting at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

      The Trust does not hold annual shareholder meetings. Shareholders who wish to submit proposals for inclusion in a proxy statement for any future shareholder meeting must present such proposals to the Secretary of the Trust, One Corporate Center, Rye, New York 10580. The Trustees are not accepting shareholder proposals at this Meeting.

Dated:  April __, 2005.

                                                                       EXHIBIT A

           ---------------------------------------------------------------------
                            THREE EASY WAYS TO VOTE YOUR PROXY

                 READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.

            TELEPHONE: Call 1-800-690-6903 and follow the recorded instructions.
             INTERNET: Go to www.proxyweb.com and follow the on-line directions.
                 MAIL: Vote, sign, date and return your proxy by mail.

            IF YOU VOTE BY TELEPHONE OR INTERNET, YOU DO NOT NEED TO MAIL YOUR PROXY.
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                                  FORM OF PROXY

                               THE WESTWOOD FUNDS
                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                           THE BOARD OF TRUSTEES
                                 SPECIAL MEETING OF SHAREHOLDERS -- MAY 19, 2005

The undersigned shareholder of The Westwood Funds (the "Trust") hereby appoints Bruce N. Alpert and James E. McKee as attorneys and proxies of the undersigned ("Proxy Agents"), with full power of substitution, to vote at the meeting and all adjournments and postponements thereof, all of the shares of beneficial interest of the Trust standing in the name of the undersigned at the close of business on April 15, 2005, at the Special Meeting of Shareholders of the Trust to be held at the offices of The Westwood Funds at One Corporate Center, Rye, New York 10580, at 9:00 a.m. on May 19, 2005, and at all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power thereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion.

                                  Date:____________________________

                          The undersigned acknowledges receipt with this proxy card of a copy of the notice of Special Meeting of Shareholders and the Proxy Statement
                          ------------------------------------------------------



                          ------------------------------------------------------
                          SIGNATURE(S)                  (PLEASE SIGN IN THE BOX)

                          PLEASE  SIGN  NAME  OR  NAMES  AS  PRINTED   ABOVE  TO
                          AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. IF A CORPORATION, PLEASE SIGN IN FULL
                          CORPORATE  NAME  BY  PRESIDENT  OR  OTHER   AUTHORIZED
                          OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL |X|.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSAL LISTED BELOW UNLESS OTHERWISE INDICATED.

                               THE WESTWOOD FUNDS
                              WESTWOOD REALTY FUND

                                VOTE ON PROPOSAL

                                       FOR         AGAINST       ABSTAIN

1.    TO APPROVE A CHANGE IN           |_|           |_|           |_|
      THE INVESTMENT OBJECTIVE
      OF THE WESTWOOD REALTY
      FUND

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INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write the name(s) on the line immediately above.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXY AGENT TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" THE PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. If you do not intend to personally attend the meeting, please complete, detach and mail the lower portion of this card at once in the enclosed envelope.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE.